EX 99.28(g)(6)

Amendment to
Master Global Custody Agreement between
the Customer and JPMorgan Chase Bank, N.A.

This Amendment to the Master Global Custody Agreement between the Customer and JPMorgan Chase Bank, N.A. dated August 12, 2009 (“Agreement”), is by and between JNL Series Trust and JNL Investors Series Trust (each individually “Trust”, collectively, the “Trusts”), JNL Variable Fund LLC and JNL Strategic Income Fund LLC (each individually “Fund,” collectively, the “Funds”) and JPMorgan Chase Bank, N.A. (“Custodian”).

Whereas, the parties have agreed to amend Schedule A of the Agreement to add the following new series of the JNL Series Trust: the JNL/Mellon Capital Utilities Sector Fund, and to amend certain series names of JNL Series Trust from the “Current Fund Name” to the “New Fund Name,” as set forth below, effective April 29, 2013:

Current Fund Name	New Fund Name
JNL/BlackRock Commodity Securities Fund	JNL/BlackRock Commodity Securities Strategy Fund
JNL/Mellon Capital Management Bond Index Fund	JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Management Emerging Markets Index Fund	JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital Management European 30 Fund	JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Management Global Alpha Fund	JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Management International Index Fund	JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund	JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Management S&P 500 Index Fund	JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund	JNL/Mellon Capital Small Cap Index Fund

Whereas, the parties also have agreed to amend Schedule A of the Agreement to amend the names of certain series of JNL Variable Fund LLC from the “Current Fund Name” to the “New Fund Name,” as set forth below, effective April 29, 2013:

Current Fund Name	New Fund Name
JNL/Mellon Capital Management DowSM 10 Fund	JNL/Mellon Capital DowSM 10 Fund
JNL/Mellon Capital Management S&P® 10 Fund	JNL/Mellon Capital S&P® 10 Fund
JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Global 15 Fund
JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund	JNL/Mellon Capital Select Small-Cap Fund

JNL/Mellon Capital Management Nasdaq® 25 Fund	JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital Management Value Line® 30 Fund	JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital Management DowSM Dividend Fund	JNL/Mellon Capital DowSM Dividend Fund
JNL/Mellon Capital Management S&P® 24 Fund	JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital Management VIP Fund	JNL/Mellon Capital VIP Fund
JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P® SMid 60 Fund	JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital Management NYSE® International 25 Fund	JNL/Mellon Capital NYSE® International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Management Technology Sector Fund	JNL/Mellon Capital Technology Sector Fund

Now, Therefore, the parties hereto agree to amend the Agreement as follows:

1.	To delete Schedule A of the Agreement, and substitute it with Schedule A attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The Trusts, Funds, and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trusts, Fund or Custodian to this Amendment.

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of November 28, 2012, dated as of April 29, 2013.

JNL Series Trust JNL Investors Series Trust JNL Variable Fund LLC JNL Strategic Income Fund LLC	JPMorgan Chase Bank, N.A.

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Trivedi
Name:	Kristen K. Leeman	Name:	Mark D. Trivedi
Title:	Assistant Secretary	Title:	Managing Director

Schedule A
List of Funds as of April 29, 2013

JNL Investors Series Trust Funds
JNL/PPM America Total Return Fund
JNL Money Market Fund

JNL Series Trust Funds
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/DFA U.S. Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund

JNL Series Trust Funds
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund

JNL Series Trust Funds
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/UBS Large Cap Select Growth Fund
JNL Disciplined Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund

JNL Variable Fund LLC Funds
JNL/Mellon Capital 25 Fund
JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Global 15 Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital Technology Sector Fund
JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital VIP Fund
JNL/Mellon Capital Select Small-Cap Fund
JNL/Mellon Capital DowSM 10 Fund
JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital NYSE® International 25 Fund
JNL/Mellon Capital DowSM Dividend Fund
JNL/Mellon Capital S&P® 10 Fund
JNL/Mellon Capital JNL 5 Fund

JNL Strategic Income Fund LLC Fund
JNL/PPM America Strategic Income Fund